                                                                    Exhibit 99_3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed combined statements of operations for the years ended December 31, 1996, 1997 and 1998 reflect the consolidated results of operations, respectively, of SS&C Technologies, Inc. (SS&C) after giving effect to the March 11, 1999 Merger Agreement ("Merger") between SS&C and HedgeWare, Inc. ("HedgeWare"), under the assumptions set forth in the accompanying notes. The unaudited pro forma condensed combined statement of financial position combines the December 31, 1998 historical consolidated statement of financial position of SS&C with the December 31, 1998 historical condensed statement of financial position of HedgeWare giving effect to the Merger, under the assumptions set forth in the accompanying notes. The pro forma condensed combined statements of operations are not necessarily indicative of SS&C's consolidated results of operations as they may be in the future. These pro forma condensed combined statements of operations should be read in conjunction with the accompanying explanatory notes, the Agreement and Plan of Merger dated as of March 11, 1999, and the historical financial statements and related notes of SS&C previously filed and the financial statements of HedgeWare appearing elsewhere in this Current Report on Form 8-K/A.

                  SS&C TECHNOLOGIES, INC. AND HEDGEWARE, INC.
              PRO FORMA COMBINED STATEMENTS OF FINANCIAL POSITION
                             AT DECEMBER 31, 1998
                                  (unaudited)
                                (in thousands)

                                                         SS&C            HedgeWare          Adjustment          Combined
                                                    --------------     --------------     --------------     --------------
ASSETS
Current assets:
   Cash and cash equivalents                          $    12,909        $       138                           $    13,047
   Restricted cash                                          1,230                  -                                 1,230
   Investments in marketable securities                    42,263                  -                                42,263
   Accounts receivable, net                                23,603                839                                24,442
   Note receivable                                          2,250                  -                                 2,250
   Prepaid expenses and other current assets                1,677                 32                                 1,709
   Deferred income taxes                                      434                  -                                   434
                                                    --------------     --------------     --------------     --------------
Total current assets                                       84,366              1,009                                85,375
                                                    --------------     --------------     --------------     --------------
Property and equipment:
   Land                                                       106                  -                                   106
   Building and leasehold improvements                      2,728                 20                                 2,748
   Equipment, furniture and fixtures                        9,949                805                                10,754
                                                    --------------     --------------     --------------     --------------
                                                           12,783                825                                13,608
                                                    --------------     --------------     --------------     --------------
   Less accumulated depreciation                           (5,283)              (531)                               (5,814)
                                                    --------------     --------------     --------------     --------------
Net property and equipment                                  7,500                294                                 7,794
                                                    --------------     --------------     --------------     --------------

Accounts receivable                                           549                  -                                   549
Deferred income taxes                                       6,266                  -                                 6,266
Goodwill, net                                                 722                  -                                   722
Intangible and other assets, net                            4,594                 14                                 4,608

                                                    --------------     --------------     --------------     --------------
Total assets                                          $   103,997        $     1,317                           $   105,314
                                                    ==============     ==============     ==============     ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt                  $       125        $       196                           $       321
   Accounts payable                                         1,907                217                                 2,124
   Taxes payable                                              848                211                                 1,059
   Accrued employee compensation and benefits               3,430              2,771                                 6,201
   Other accrued expenses                                   2,270                964                                 3,234
   Deferred maintenance and other revenues                 12,454                848                                13,302
                                                    --------------     --------------     --------------     --------------
Total current liabilities                                  21,034              5,207                                26,241
                                                    --------------     --------------     --------------     --------------

Long-term debt                                                125                 26                                   151
                                                    --------------     --------------     --------------     --------------
Total liabilities                                          21,159              5,233                                26,392
                                                    --------------     --------------     --------------     --------------
Stockholders' equity:
   Common stock                                               148                 66                (61)               153
   Additional paid-in capital                              81,424                  1                 61             81,486
   Cumulative translation adjustment                         (121)                 -                                  (121)
   Retained earnings (deficit)                              1,387             (3,983)                               (2,596)
                                                    --------------     --------------     --------------     --------------
Total stockholders' equity                                 82,838             (3,916)                               78,922
                                                    --------------     --------------     --------------     --------------
Total liabilities and stockholders' equity            $   103,997        $     1,317                           $   105,314
                                                    ==============     ==============     ==============     ==============

See the accompanying notes to the pro forma condensed combined financial statements.
                                    Page 2

                  SS&C TECHNOLOGIES, INC. AND HEDGEWARE, INC.
             PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (unaudited)
                     (in thousands, except per share data)

                                                           SS&C        HedgeWare      Adjustment     Pro Forma
                                                                                                      Combined
                                                       ------------  -------------  --------------  ------------
Revenues:
  Software licenses                                     $   34,479     $      400                    $  34,879
  Maintenance and other recurring revenue                   19,531          2,627                       22,158
  Professional services                                     15,403          1,154                       16,557
                                                       ------------  -------------  --------------  ------------
    Total revenues                                          69,413          4,181                       73,594
                                                       ------------  -------------  --------------  ------------
Cost of revenues:
  Software licenses                                          3,825             15                        3,840
  Maintenance and other recurring revenue                    7,444          1,308                        8,752
  Professional services                                      9,703          1,690                       11,393
                                                       ------------  -------------  --------------  ------------
    Total cost of revenues                                  20,972          3,013                       23,985
                                                       ------------  -------------  --------------  ------------
Gross profit                                                48,441          1,168                       49,609
                                                       ------------  -------------  --------------  ------------
Operating expenses:
  Selling and marketing                                     15,058            106                       15,164
  Research and development                                  17,440          1,954                       19,394
  General and administrative                                 8,361            855                        9,216
  Write-off of purchased in-process
    research and development                                 5,878              -                        5,878
                                                       ------------  -------------  --------------  ------------
    Total operating expenses                                46,737          2,915                       49,652
                                                       ------------  -------------  --------------  ------------
Operating income (loss)                                      1,704         (1,747)                         (43)

Interest income (expense), net                               2,020            (76)                       1,944
Other income                                                   363             14                          377
                                                       ------------  -------------  --------------  ------------
Income (loss) before income taxes                            4,087         (1,809)                       2,278
Provision (benefit) for income taxes                         1,225              -                        1,225
                                                       ------------  -------------  --------------  ------------
Net income (loss)                                       $    2,862     $   (1,809)                   $   1,053
                                                       ============  =============  ==============  ============

Basic earnings (loss) per share                         $     0.20     $    (3.62)                   $    0.07
                                                       ============  =============  ==============  ============

Basic weighted average number of common
shares outstanding                                          14,456            500                       14,956
                                                       ============  =============  ==============  ============

Diluted earnings (loss) per share                       $     0.19     $    (3.62)                   $    0.07
                                                       ============  =============  ==============  ============

Diluted weighted average number of
common and common equivalent shares
outstanding                                                 15,406            500                       15,906
                                                       ============  =============  ==============  ============

See the accompanying notes to the pro forma condensed combined financial statements.

                  SS&C TECHNOLOGIES, INC. AND HEDGEWARE, INC.
             PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (unaudited)
                     (in thousands, except per share data)

                                                         SS&C            HedgeWare          Adjustment         Pro Forma
                                                                                                                Combined
                                                    --------------     --------------     --------------     --------------
Revenues:
 Software licenses                                    $    22,948        $        42                           $    22,990
 Maintenance and other recurring revenue                   10,707              2,736                                13,443
 Professional services                                      8,495                599                                 9,094
                                                    --------------     --------------     --------------     --------------
   Total revenues                                          42,150              3,377                                45,527
                                                    --------------     --------------     --------------     --------------
Cost of revenues:
 Software licenses                                          1,434                  9                                 1,443
 Maintenance and other recurring revenue                    4,620              1,100                                 5,720
 Professional services                                      4,585                896                                 5,481
                                                    --------------     --------------     --------------     --------------
   Total cost of revenues                                  10,639              2,005                                12,644
                                                    --------------     --------------     --------------     --------------
Gross profit                                               31,511              1,372                                32,883
                                                    --------------     --------------     --------------     --------------
Operating expenses:
 Selling and marketing                                     11,636                407                                12,043
 Research and development                                  10,245              1,752                                11,997
 General and administrative                                 8,162                462                                 8,624
 Write-off of purchased in-process
   Research and development                                   861                  -                                   861
                                                    --------------     --------------     --------------     --------------
   Total operating expenses                                30,904              2,621                                33,525
                                                    --------------     --------------     --------------     --------------
Operating income (loss)                                       607             (1,249)                                 (642)

Interest income (expense), net                              2,218                (42)                                2,176
Other income                                                    -                 29                                    29
                                                    --------------     --------------     --------------     --------------

Income (loss) before income taxes                           2,825             (1,262)                                1,563
Provision (benefit) for income taxes                        1,029                  -                                 1,029
                                                    --------------     --------------     --------------     --------------
Net income (loss)                                     $     1,796        $    (1,262)                          $       534
                                                    ==============     ==============     ==============     ==============

Basic earnings (loss) per share                       $      0.13        $     (2.52)                          $      0.04
                                                    ==============     ==============     ==============     ==============

Basic weighted average number of common                    13,540                500                                14,040
Shares outstanding                                  ==============     ==============     ==============     ==============

Diluted earnings (loss) per share                     $      0.13        $     (2.52)                          $      0.04
                                                    ==============     ==============     ==============     ==============

Diluted weighted average number of
common and common equivalent shares
outstanding                                                13,937                500                                14,437
                                                    ==============     ==============     ==============     ==============

See the accompanying notes to the pro forma condensed combined financial statements.

                  SS&C TECHNOLOGIES, INC. AND HEDGEWARE, INC.
             PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (unaudited)
                     (in thousands, except per share data)

                                                    SS&C       HedgeWare     Adjustment      Pro Forma
                                                                                              Combined
                                                ------------  -----------  --------------  ------------
Revenues:
 Software licenses                               $   16,352     $      -                      $ 16,352
 Maintenance and other recurring revenue              7,007        2,670                         9,677
 Professional services                                8,175          421                         8,596
                                                ------------  -----------  --------------  ------------
   Total revenues                                    31,534        3,091                        34,625
                                                ------------  -----------  --------------  ------------
Cost of revenues
 Software licenses                                    1,245            -                         1,245
 Maintenance and other recurring revenue              2,257          809                         3,066
 Professional services                                5,402          649                         6,051
                                                ------------  -----------  --------------  ------------
   Total cost of revenues                             8,904        1,458                        10,362
                                                ------------  -----------  --------------  ------------
Gross profit                                         22,630        1,633                        24,263
                                                ------------  -----------  --------------  ------------
Operating expenses:
 Selling and marketing                                9,023          432                         9,455
 Research and development                             8,414        1,237                         9,651
 General and administrative                           5,338          444                         5,782
                                                ------------  -----------  --------------  ------------
   Total operating expenses                          22,775        2,113                        24,888
                                                ------------  -----------  --------------  ------------
Operating Loss                                         (145)        (480)                         (625)

Interest income (expense), net                          914           (1)                          913
Other income                                            158            7                           165
                                                ------------  -----------  --------------  ------------

Income (loss) before income taxes                       927         (474)                          453
Provision (benefit) for income taxes                    414            -                           414
                                                ------------  -----------  --------------  ------------
Net income (loss)                                $      513     $   (474)                     $     39
                                                ============  ===========  ==============  ============

Basic earnings (loss) per share                  $     0.05     $  (0.95)                     $   0.00
                                                ============  ===========  ==============  ============

Basic weighted average number of common
shares outstanding                                   10,571          500                        11,071
                                                ============  ===========  ==============  ============
Diluted earnings (loss) per share                $     0.04     $  (0.95)                     $   0.00
                                                ============  ===========  ==============  ============

Diluted weighted average number of
common and common equivalent shares
outstanding                                          12,617          500                        13,117
                                                ============  ===========  ==============  ============

See accompanying notes to the pro forma condensed combined Financial Statements.

                   SS&C TECHNOLOGIES, INC. AND SUBSIDIARIES
          Notes to Pro Forma Combined Condensed Financial Statements
                                  (unaudited)
(1)  Basis of Presentation

     On March 11, 1999 (the "Effective Date"), SS&C Technologies, Inc. ("SS&C") completed its acquisition of HedgeWare, Inc. ("HedgeWare") pursuant to an Agreement and Plan of Merger, dated as of March 11, 1999 (the "Merger Agreement"), among SS&C, HedgeWare, Asset Management Acquisition Corp., a wholly owned subsidiary of SS&C (the "Merger Subsidiary"), Michael J. Lazarcheck, Robert H. Pontbriand and Matthew J. Cosciello (collectively the "Stockholders") and Andrew Appell, Eugene Barra, Ellis Horowitz, Ronald Kashden, Brook F. Seitz, Mark E. Tarantina and Alan Zenreich (collectively the "Performance Unit Holders"). The Stockholders and Performance Unit Holders are referred to collectively herein as the "Holders."

     Pursuant to the Merger Agreement, the Merger Subsidiary was merged with and into HedgeWare (the "Merger") on the Effective Date, whereupon HedgeWare became a wholly owned subsidiary of SS&C. In connection with the Merger, (i) all of the outstanding shares of common stock of HedgeWare held by the Stockholders were converted into an aggregate of 499,718 shares of Common Stock of SS&C (the "Common Stock"), (ii) all of the outstanding performance units under HedgeWare's Performance Unit Plan held by the Performance Unit Holders were converted into an aggregate of 124,930 shares of Common Stock and (iii) outstanding loans, interest and dividends aggregating approximately $1,000,000 and owed by HedgeWare to the Stockholders were converted into an aggregate of 61,035 shares of Common Stock. SS&C used authorized but previously unissued shares of Common Stock in connection with the Merger, which will be accounted for as a pooling of interests.

    The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the Merger as accounted for by the pooling of interests method.
     HedgeWare had elected to be treated as a Subchapter S Corporation for income tax purposes, as such, income taxes are not provided for in the pro forma combined financial statements.

(2)  Pro Forma Adjustments

     There were no material transactions between SS&C and HedgeWare during any period presented.

     (a) The pro forma adjustments reflect the issuance of 499,718 shares of SS&C stock in exchange for all the outstanding shares of HedgeWare common stock as of March 11, 1999.